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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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
Date of report (Date of earliest event reported)      December 2, 1997 (December 1, 1997)
                                                      -----------------------------------


                                                  RENTAL SERVICE CORPORATION
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                                      (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                                             000-21237                            33-0569350
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(State or Other Jurisdiction of Incorporation)        (Commission File Number)        (I.R.S. Employer Identification No.)



        14505 North Hayden Road, Suite 322, Scottsdale, Arizona       85260
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         (Address of Principal Executive Offices)                   (Zip Code)

                                (602) 905-3300
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             (Registrant's Telephone Number, including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On December 1, 1997, Rental Service Corporation announced that it had received and accepted the requisite number of votes from holders of its Common Stock, $.01 par value (the "Common Stock"), approving an increase in the number of authorized shares of the Common Stock from 20 million to 40 million shares.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

         None

     (b) Pro Forma Financial Information

         None

     (c)  Exhibits

       99.1 Press Release dated December 1, 1997 re: Stockholder Approval of an Increase in Rental Service Corporation's Authorized Shares of Common Stock.

                                       2
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Rental Service Corporation



Date: December 2, 1997       By: /s/ Robert M. Wilson
                                ------------------------------
                                 Robert M. Wilson
                                 Senior Vice President and
                                 Chief Financial Officer


                                       3
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                                 EXHIBIT INDEX


EXHIBIT    DESCRIPTION
-------    -----------

99.1 Press Release dated December 1, 1997 re: Stockholder Approval of an Increase in Rental Service Corporation's Authorized Shares of Common Stock.

                                       4